UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2014, RSP Permian, Inc. (the “Company”) appointed Barry Turcotte as its Chief Accounting Officer, effective immediately. Mr. Turcotte will be the Company’s principal accounting officer reporting to the Company’s Chief Financial Officer, Scott McNeill.

Mr. Turcotte, age 43, had most recently served as Vice President and Controller of Swift Energy Company since December 2009. Previously, Mr. Turcotte served as Assistant Controller at Swift Energy Company from April 2005 until November 2009 and served in other progressive positions of responsibility after joining Swift Energy Company in 2001. Mr. Turcotte is a Certified Public Accountant and received a Bachelor of Business Administration degree from the University of Houston in 1992 and a Master of Business Administration degree from the University of Houston in 2000.

Mr. Turcotte has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Turcotte is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Turcotte will receive salary, bonus and future equity opportunity, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility.  Mr. Turcotte received restricted common stock of the Company under the Company’s 2014 Long-Term Incentive Plan, which restricted common stock will vest in three separate installments on March 1, 2015, 2016 and 2017.

Mr. Turcotte has entered into the Company’s standard form of indemnification agreement.  This indemnification agreement requires the Company to indemnify Mr. Turcotte to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified.  The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 7.01              Regulation FD Disclosure.

On April 25, 2014, the Company issued a press release announcing the appointment of Mr. Turcotte as its Chief Accounting Officer.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).

99.1	Press Release dated April 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

	By:	/s/Scott McNeill
Scott McNeill
Chief Financial Officer and Director

Dated: April 25, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 2 to RSP Permian, Inc.’s Registration Statement on Form S-1, filed on January 2, 2014, File No. 333-192268).

99.1	Press Release dated April 25, 2014.